UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2020

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, CA		94089-1138
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	QUIK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2020, QuickLogic Corporation (the “Company”) held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). At the 2020 Annual Meeting, the Company’s stockholders approved (i) certain amendments to the Company’s 2009 Employee Stock Purchase Plan (the “2009 ESPP Amendment”), including increasing the maximum aggregate number of shares of common stock available by 300,000 from 342,857 to 642,857; and (ii) the amendment to the Company’s 2019 Stock Plan (the “2019 Stock Plan Amendment”) to increase the maximum aggregate number of shares of common stock available by 550,000, from 357,143 to 907,143. The 2009 ESPP Amendment previously had been approved, subject to stockholders’ approval, by the Company’s Board of Directors on March 6, 2019 and March 9, 2020. The 2019 Stock Plan Amendment previously had been approved, subject to stockholders’ approval, by the Company’s Board of Directors on March 9, 2020. The Company’s officers and directors are among the persons eligible to receive awards under the 2009 ESPP Amendment and 2019 Stock Plan Amendment in accordance with the terms and conditions thereunder.

The description of the 2009 ESPP Amendment and 2019 Stock Plan Amendment is qualified in its entirety by reference to the full text of the 2009 ESPP Amendment and 2019 Stock Plan Amendment, a copy of which is attached as Exhibit 10.1 and 10.2, respectively.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2020 Annual Meeting, there were 8,378,389 shares of our common stock (as of the record date of February 24, 2020) entitled to vote, of which, 6,541,189 shares were present in person or represented by proxy, representing 78.07% of the total outstanding shares of our common stock entitled to vote. The final voting results of each proposal are set forth below:

(i)

The Company’s stockholders approved the election of the following nominees to serve as Class III directors until the date on which the Annual Meeting of Stockholders is held in 2023. The votes were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christine Russell	2,448,832	97,553	3,994,804
Brian C. Faith	2,479,479	66,906	3,994,804

(ii)	The Company’s stockholders approved the 2009 ESPP Amendment. The votes were as follows:

Votes For	2,196,447
Votes Against	326,541
Abstentions	23,397
Broker Non-Votes	3,994,804

(iii)	The Company’s stockholders approved the 2019 Stock Plan Amendment. The votes were as follows:

Votes For	2,037,847
Votes Against	465,289
Abstentions	43,249
Broker Non-Votes	3,994,804

(iv)The Company’s stockholders ratified the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2021. The votes were as follows:

Votes For	6,038,787
Votes Against	73,607
Abstentions	428,795

(v)	The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The votes were as follows:

Votes For	2,293,762
Votes Against	191,575
Abstentions	61,048
Broker Non-Votes	3,994,804

Item 9.01Financial Statements and Exhibits.

(d)      Exhibits

10.1 QuickLogic Corporation 2009 Employee Stock Purchase Plan, as amended

10.2 QuickLogic Corporation 2019 Stock Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2020	QuickLogic Corporation

/s/ Suping (Sue) Cheung
Suping (Sue) Cheung
Vice President, Finance and Chief Financial Officer

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